================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 2006

             Commission File Number of issuing entity: 333-132042-37

                        INDYMAC HOME EQUITY MORTGAGE LOAN
                       ASSET-BACKED TRUST, SERIES 2006-H3
                       ----------------------------------
                         (Exact name of issuing entity)

                 Commission File Number of depositor: 333-132042

                                INDYMAC MBS, INC.
                                -----------------
              (Exact name of depositor as specified in its charter)

                              INDYMAC BANK, F.S.B.
                              --------------------
               (Exact name of sponsor as specified in its charter)

                DELAWARE                                   Applied for
----------------------------------------    ------------------------------------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
             incorporation)

       c/o 155 North Lake Avenue
          Pasadena, California                             91101
----------------------------------------   -------------------------------------
(Address of principal executive offices)                (Zip Code)

                                 (800) 669-2300
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           ----------------------------------------------------------
           (Former name, former address, if changed since last report)

Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

      The Registrant registered issuances of its IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3 securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-132042) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $496,786,000 aggregate principal amount of its IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, Class A Notes (the "Class A Notes") on September 29, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 14, 2006, as supplemented by the Prospectus Supplement dated September 27, 2006 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Class A Notes, a form of which was filed as an exhibit to the Registration Statement. The Class A Notes were sold by the Depositor to Lehman Brothers Inc., Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and IndyMac Securities Corporation (each, an "Underwriter" and collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated as of September 27, 2006 (the "Underwriting Agreement"), among the Depositor, IndyMac Bank, F.S.B. and the Underwriters.

      The Class A Notes were issued pursuant to an Indenture (the "Indenture"), attached hereto as Exhibit 4.2, dated as of September 29, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee, and are secured by a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate first and second lien revolving home equity lines of credit (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $501,804,955 as of September 14, 2006. The Issuer is governed pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 29, 2006, among IndyMac MBS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits. The following are filed as Exhibits to this Report:

        1.1 Underwriting Agreement, dated as of September 27, 2006, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Sponsor, Lehman Brothers Inc., as an Underwriter, Bear, Stearns & Co. Inc., as an Underwriter, Goldman, Sachs & Co., as an Underwriter, Credit Suisse Securities (USA) LLC, as an Underwriter, and IndyMac Securities Corporation, as an Underwriter.

        4.1 Amended and Restated Trust Agreement, dated as of September 29, 2006, among IndyMac MBS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee.

        4.2 Indenture, dated as of September 29, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

        4.3 XL Capital Assurance Inc.'s Financial Guaranty Insurance Policy No. CA03295A for the Class A Notes.

        10.1 Sale and Servicing Agreement, dated as of September 14, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer, and Deutsche Bank National Trust Company, as Indenture Trustee.

        10.2 Mortgage Loan Purchase Agreement, dated as of September 29, 2006, between IndyMac Bank, F.S.B., as Seller, and IndyMac MBS, Inc., as Purchaser.

        10.3 Insurance and Indemnity Agreement, dated as of September 29, 2006, among Deutsche Bank National Trust Company, as Indenture Trustee, XL Capital Assurance Inc., as Insurer, IndyMac Bank, F.S.B., as Seller and Servicer, IndyMac MBS, Inc., as Depositor, and IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer.

        10.4 Services Agreement, dated as of December 1, 2000, between IndyMac Bank, F.S.B. and Card Management Corporation; First Amendment to Services Agreement, dated as of September 19, 2001, between IndyMac Bank, F.S.B. and Card Management Corporation, Second Amendment to Services Agreement, dated as of October 9, 2003, between IndyMac Bank, F.S.B. and Card Management Corporation; and Third Amendment to Services Agreement, dated as of May 1, 2005, between IndyMac Bank, F.S.B. and Card Management Corporation (incorporated by reference from Form 8-K/A filed on August 1, 2006).

        10.5 Administration Agreement, dated as of September 29, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac MBS, Inc., as Depositor.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.

                                            By: /s/ Andy Sciandra
                                                --------------------------------
                                                Name: Andy Sciandra
                                                Title: Senior Vice President

Dated: October 11, 2006

                                  EXHIBIT INDEX

        1.1 Underwriting Agreement, dated as of September 27, 2006, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Sponsor, Lehman Brothers Inc., as an Underwriter, Bear, Stearns & Co. Inc., as an Underwriter, Goldman, Sachs & Co., as an Underwriter, Credit Suisse Securities (USA) LLC, as an Underwriter, and IndyMac Securities Corporation, as an Underwriter.

        4.1 Amended and Restated Trust Agreement, dated as of September 29, 2006, among IndyMac MBS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator, and Wilmington Trust Company, as Owner Trustee.

        4.2 Indenture, dated as of September 29, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee.

        4.3 XL Capital Assurance Inc.'s Financial Guaranty Insurance Policy No. CA03295A for the Class A Notes.

        10.1 Sale and Servicing Agreement, dated as of September 14, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Master Servicer, and Deutsche Bank National Trust Company, as Indenture Trustee.

        10.2 Mortgage Loan Purchase Agreement, dated as of September 29, 2006, between IndyMac Bank, F.S.B., as Seller, and IndyMac MBS, Inc., as Purchaser.

        10.3 Insurance and Indemnity Agreement, dated as of September 29, 2006, among Deutsche Bank National Trust Company, as Indenture Trustee, XL Capital Assurance Inc., as Insurer, IndyMac Bank, F.S.B., as Seller and Servicer, IndyMac MBS, Inc., as Depositor, and IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer.

        10.4 Services Agreement, dated as of December 1, 2000, between IndyMac Bank, F.S.B. and Card Management Corporation; First Amendment to Services Agreement, dated as of September 19, 2001, between IndyMac Bank, F.S.B. and Card Management Corporation, Second Amendment to Services Agreement, dated as of October 9, 2003, between IndyMac Bank, F.S.B. and Card Management Corporation; and Third Amendment to Services Agreement, dated as of May 1, 2005, between IndyMac Bank, F.S.B. and Card Management Corporation (incorporated by reference from Form 8-K/A filed on August 1, 2006).

        10.5 Administration Agreement, dated as of September 29, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H3, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac MBS, Inc., as Depositor.